Exhibit 99. (h)(6)

                                                                      Appendix I

                                                          As of July 6, 2001

                            SERVICES PROVIDED BY ICCC
                            -------------------------

Flag Investors Communications Fund, Inc.      Transfer Agency      Accounting Services     Administration Services
Flag Investors Series Funds, Inc.             Transfer Agency      Accounting Services     Administration Services

Emerging Growth Fund, Inc. (formerly,         Transfer Agency      Accounting Services            _____________
Flag Investors Emerging Growth Fund Inc.)

Flag Investors Equity Partners Fund, Inc.     Transfer Agency      Accounting Services            _____________
Real Estate Securities Fund, Inc.             Transfer Agency      Accounting Services            _____________
(formerly, Flag Investors Real Estate
Securities Fund, Inc.)

Short-Intermediate Income Fund, Inc.          Transfer Agency      Accounting Services            _____________
(formerly, Flag Investors
Short-Intermediate Income Fund, Inc.)
Flag Investors Value Builder Fund, Inc.       Transfer Agency      Accounting Services            _____________
Deutsche Investors Funds, Inc.
(formerly, Flag Investors Funds, Inc.)

             Top 50 US Fund                   Transfer Agency            _____________     Administration Services
            Top 50 Asia Fund                  Transfer Agency            _____________     Administration Services
           Top 50 Europe Fund                 Transfer Agency            _____________     Administration Services
            Top 50 World Fund                 Transfer Agency            _____________     Administration Services
          Japanese Equity Fund                Transfer Agency            _____________     Administration Services
          European Mid-Cap Fund               Transfer Agency            _____________     Administration Services
         Growth Opportunity Fund              Transfer Agency      Accounting Services     Administration Services
     Global Financial Services Fund           Transfer Agency      Accounting Services     Administration Services
        Global Biotechnology Fund             Transfer Agency      Accounting Services     Administration Services
          Global Technology Fund              Transfer Agency      Accounting Services     Administration Services
Deutsche Investors Portfolios Trust
(FORMERLY, FLAG INVESTORS PORTFOLIOS TRUST)

TOP 50 WORLD                                  Transfer Agency            _____________     Administration Services
PORTFOLIO
              Top 50 Europe                   Transfer Agency            _____________     Administration Services
                Portfolio
               Top 50 Asia                    Transfer Agency            _____________     Administration Services
                Portfolio
                Top 50 US                     Transfer Agency            _____________     Administration Services
                Portfolio
             Japanese Equity                  Transfer Agency            _____________     Administration Services
                Portfolio
EUROPEAN MID-CAP                              Transfer Agency            _____________     Administration Services
PORTFOLIO
(formerly, Provesta Portfolio)